                       OPPENHEIMER HIGH YIELD FUND
                Supplement dated February 5, 2003 to the
                    Prospectus dated August 23, 2002

The  Prospectus  is changed by replacing the  paragraph  captioned  "Portfolio
Managers" on page 15 with the following paragraph:

      Portfolio  Managers.  The  portfolio  managers of the Fund are Arthur P.
Steinmetz  and  Dimitrios  Kourkoulakos.  They  are  the  persons  principally responsible  for  the  day-to-day  management  of  the  Fund's investments, Mr.
Steinmetz since February 5, 2003 and Mr. Kourkoulakos since June 2002.  Both  are
Vice Presidents  of the Fund and Mr.  Steinmetz is a Senior Vice  President and
Mr. Kourkoulakos  is a Vice President of the Manager.  They also serve as officers and portfolio managers of other Oppenheimer funds.

February 5, 2003                                                    PS0280.034